Fees Summary	Mar. 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	510.97
Total Transaction Valuation	3,700,000.00
Total Offset Amount	0.00
Net Fee	$ 510.97